Exhibit 99.6


Debt to Income of IO
Mortgage Loans Collateral
as of date: 12/1/2005


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                                             Aggregate
                             Number of       Principal    % of Aggregate IO
Debt to Income Buckets           Loans   Balance as of    Principal Balance           AVG        WA           WA      WA
                                          Cut-off Date    as of Cut-off Date --------------------------------------------
                                                                                  CURRENT     GROSS      COMBLTV    FICO
                                                                                  BALANCE       CPN
-------------------------------------------------------------------------------------------------------------------------





Total:
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

-----------------------------------------------------------------------
                                        Aggregate
                   Number of            Principal     % of Aggregate IO
Type of IO             Loans        Balance as of     Principal Balance
                                     Cut-off Date    as of Cut-off Date
-----------------------------------------------------------------------

24                       643      $160,583,797.00                  34.1
36                       830      $187,422,934.02                  39.8
60                       531      $122,942,943.57                 26.11
Total:                 2,004      $470,949,674.59                   100
-----------------------------------------------------------------------



Fico Scores of IO
Mortgage Loans
Collateral as of date:  12/1/2005





--------------------------------------------------------------------------------------------------------------------------
                                            Aggregate
                       Number of            Principal      % of Aggregate IO
Fico Score Buckets         Loans        Balance as of       Principal Balance               AVG       WA         WA     WA
                                         Cut-off Date      as of Cut-off Date    -----------------------------------------
                                                                                        CURRENT    GROSS    COMBLTV   FICO
                                                                                        BALANCE      CPN
--------------------------------------------------------------------------------------------------------------------------
<= 540                         2          $541,400.00                    0.11       $270,700.00    6.809      50.64    535
541 - 560                     32        $7,464,155.03                    1.58       $233,254.84    7.454      79.16    556
561 - 580                    212       $48,177,866.71                   10.23       $227,254.09    7.465      80.43    571
581 - 600                    385       $85,531,185.11                   18.16       $222,158.92    7.211         88    590
601 - 620                    480      $110,772,045.88                   23.52       $230,775.10    7.132      88.51    611
621 - 640                    466      $108,332,843.20                      23       $232,473.91    7.045      88.78    630
641 - 660                    157       $38,706,611.08                    8.22       $246,538.92    7.145      91.59    650
661 - 680                    114       $29,129,586.08                    6.19       $255,522.68    6.968      92.59    670
681 - 700                     68       $18,577,396.97                    3.94       $273,197.01    6.906      93.28    690
701 - 720                     39       $10,428,002.81                    2.21       $267,384.69    6.762       94.4    710
721 - 740                     23        $6,278,226.00                    1.33       $272,966.35    6.891      94.49    729
741 - 760                     13        $3,277,256.72                     0.7       $252,096.67    6.962      96.49    750
> 760                         13        $3,733,099.00                    0.79       $287,161.46    7.145      97.15    780
Total:                     2,004      $470,949,674.59                     100       $235,004.83    7.135      88.49    623
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